UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

BLUCORA, INC.
(Name of Registrant as Specified in Its Charter)

ANCORA CATALYST INSTITUTIONAL, LP

ANCORA CATALYST, LP

ANCORA MERLIN INSTITUTIONAL, LP

ANCORA MERLIN, LP

ANCORA ALTERNATIVES LLC

ANCORA ADVISORS, LLC

ANCORA FAMILY WEALTH ADVISORS, LLC

THE ANCORA GROUP INC.

INVERNESS HOLDINGS LLC

ANCORA HOLDINGS INC.

FREDERICK D. DISANTO

CINDY SCHULZE FLYNN

ROBERT D. MACKINLAY

KIMBERLY SMITH SPACEK

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

2021 ANNUAL MEETING OF STOCKHOLDERS

OF

BLUCORA, INC.

___________________________

SUPPLEMENT DATED MARCH 18, 2021 TO THE PROXY STATEMENT

OF
ANCORA CATALYST INSTITUTIONAL, LP

DATED MARCH 10, 2021

___________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD TODAY

Dear Fellow Blucora Stockholders:

Ancora Catalyst Institutional, LP, a Delaware limited partnership (“Ancora Catalyst Institutional”), and the other participants in this solicitation (collectively, the “Ancora” or “we”) beneficially own an aggregate of 1,631,153 shares of common stock, par value $0.0001 per share (the “Common Stock”), of Blucora, Inc., a Delaware corporation (“Blucora” or the “Company”), representing approximately 3.4% of the Company’s outstanding stock. We are sending this proxy statement supplement (the “Proxy Supplement”) and accompanying WHITE proxy card to you in connection with the solicitation of proxies for use prior to or at the upcoming 2021 Annual Meeting of Stockholders scheduled to be held on April 21, 2021 at 3:00 p.m. Central Daylight Time, which will be held in a virtual meeting format only, via a live webcast (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), for the following:

1.	To elect Ancora’s four director nominees, Frederick D. DiSanto, Cindy Schulze Flynn, Robert D. MacKinlay and Kimberly Smith Spacek (each a “Nominee” and, collectively, the “Nominees”) to the Board of Directors of the Company (the “Board”) to hold office until the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) and until their respective successors have been duly elected and qualified;
2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;
3.	To vote on a non-binding, advisory resolution to approve the compensation of the Company’s named executive officers; and
4.	To transact such other business, if any, as may properly come before the 2021 Annual Meeting or any adjournment thereof.

These items of business are more fully described in the definitive proxy statement filed by Ancora with the Securities and Exchange Commission (the “SEC”) on March 10, 2021. On March 11, 2021, the Company filed its definitive proxy statement for the Annual Meeting with the SEC. Accordingly, we are hereby supplementing our definitive proxy statement with certain information from the Company’s definitive proxy statement, which had not been publicly available at the time we filed our definitive proxy statement, and certain updates to the information contained in our definitive proxy statement.

According to the Company’s definitive proxy statement, the Annual Meeting will be held on April 21, 2021 at 3:00 p.m. Central Daylight Time. As further described in the Company’s definitive proxy statement, due to the continuing impact of the novel coronavirus (or COVID-19) pandemic, the Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting in person.

In addition, the Company’s definitive proxy statement states that you are entitled to participate in the Annual Meeting only if you were a stockholder of record as of the close of business on February 24, 2021 (the “Record Date”), or hold a legal proxy for the meeting provided by your broker, bank or other nominee. Stockholders who attend the Annual Meeting should follow the instructions on the meeting webcast to vote during the meeting.

The Company’s definitive proxy statement states that in order to attend the Annual Meeting, you must register in advance at www.cesonlineservices.com/bcor21_vm prior to the deadline of April 20, 2021 at 3:00 p.m. Central Daylight Time.

In addition, the Company’s definitive proxy statement states that if you were a stockholder of record as of the close of business on the Record Date, you may register to attend the Annual Meeting by accessing www.cesonlineservices.com/bcor21_vmand entering the 11-digit control number provided on your Blue proxy card. The Company’s definitive proxy statement further provides that on the following screen, you should click on the link titled “Click here to pre-register for the online meeting” at the top of the page. If you do not have your Blue proxy card, you may still register to attend the Annual Meeting by accessing www.cesonlineservices.com/bcor21_vm, but you will need to provide proof of ownership of shares of Common Stock as of the Record Date during the registration process. Such proof of ownership may include a copy of your proxy card received either from the Company or Ancora or a statement showing your ownership as of the Record Date.

According to the Company’s definitive proxy statement, if you were the beneficial owner of shares (that is, you held your shares in “street name” through an intermediary such as a broker, bank or other nominee) as of the Record Date, you may register to attend the Annual Meeting by accessing www.cesonlineservices.com/bcor21_vm and providing evidence during the registration process that you beneficially owned shares of Common Stock as of the Record Date, which may consist of a copy of the voting instruction form provided by your broker, bank or other nominee, an account statement or a letter or legal proxy from such broker, bank or other nominee.

The Company’s definitive proxy statement states that after registering, its tabulator, Corporate Election Services, will send you a confirmation email prior to the Annual Meeting with a link and instructions for entering the virtual Annual Meeting.

Although the Annual Meeting webcast will begin at 3:00 p.m. Central Daylight Time on April 21, 2021, we encourage you to access the meeting site prior to the start time to allow ample time to log into the meeting webcast and test your computer system. Accordingly, the Annual Meeting site will first be accessible to registered stockholders beginning at 2:30 p.m. Central Daylight Time on the day of the meeting. All stockholders who register to attend the Annual Meeting will receive an email prior to the Annual Meeting containing the contact details of technical support in the event they encounter difficulties accessing the virtual meeting or during the meeting. Stockholders are encouraged to contact technical support if they encounter any technical difficulties with the meeting webcast.

Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed WHITE proxy card in the postage-paid envelope provided, or vote via the Internet or by telephone as instructed on the WHITE proxy card. Additional information and our proxy materials can also be found at http://ABetterBlucora.com. If you have any difficulty following the registration process, please email info@saratogaproxy.com.

2

According to the Company’s definitive proxy statement, as of February 24, 2021, the Record Date for determining stockholders entitled to notice of and to vote at the Annual Meeting, there were 48,238,718 shares of Common Stock outstanding and entitled to vote.

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting virtually (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Ancora in care of Saratoga Proxy Consulting LLC (“Saratoga”) at the address set forth on the back cover of this Proxy Supplement or to the Company at 3200 Olympus Blvd, Suite 100, Dallas, Texas 75019 or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Ancora in care of Saratoga at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock. Additionally, Saratoga may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.

According to the Company’s definitive proxy statement, any stockholder proposal pursuant to Rule 14a-8 under the Exchange Act intended to be included in the Company’s proxy materials for the 2022 Annual Meeting (pursuant to Rule 14a-8 of the Exchange Act) must be received by the Company at 3200 Olympus Boulevard, Suite 100, Dallas, Texas 75019, Attention: Corporate Secretary, by no later than November 11, 2021, being 120 days prior to the first anniversary of the date that the Company’s Definitive Proxy Statement was released to stockholders in connection with the Annual Meeting, and must otherwise be in compliance with applicable SEC rules. However, if the date of the 2022 Annual Meeting has been changed by more than 30 days from the date of the Annual Meeting, then a stockholder proposal submitted for inclusion in the Company’s proxy statement must be received by the Company a reasonable time before the Company begins to print and mail its proxy materials for the 2022 Annual Meeting. The submission of a stockholder proposal pursuant to Rule 14a-8 does not guarantee that it will be included in the Company’s proxy statement and form of proxy.

In addition, according to the Company’s definitive proxy statement, any stockholder nomination of a candidate for election to the Board and any stockholder proposal of other business intended to be presented for consideration at the 2022 Annual Meeting (but that will not be included in the Company’s proxy materials for such meeting pursuant to Rule 14a-8 of the Exchange Act), must be received by the Company in a timely manner and otherwise in accordance with the Company’s Amended and Restated Bylaws (the “Bylaws”), not earlier than the close of business on December 22, 2021 and not later than the close of business on January 21, 2022, being, respectively, 120 days and 90 days prior to the first anniversary of the date of the Annual Meeting. The Company’s definitive proxy statement states that in the event that the 2022 Annual Meeting is more than 30 days before or more than 30 days after the first anniversary of the date of the Annual Meeting, in order to be timely, notice by a stockholder must be so received by the Company not later than the close of business on the later of (i) the 90th day before the 2022 Annual Meeting or (ii) the 10th day following the day on which public disclosure of the date of the 2022 Annual Meeting is made by the Company.

3

The information set forth above regarding the procedures for submitting stockholder proposals or nominations for consideration at the 2022 Annual Meeting is based on information contained in the Company’s proxy statement and Bylaws. The inclusion of this information in this supplement should not be construed as an admission by any of the participants in this solicitation that such procedures are legal, valid or binding.

For the reasons set forth in our definitive proxy statement, we are seeking your support to elect not only our four (4) nominees, but also the candidates who have been nominated by the Company other than Steven Aldrich, John MacIlwaine, Georganne C. Proctor and Mary S. Zappone. Since the filing of our definitive proxy statement, Ms. Flynn has now turned 57 years old.

If you need another copy of our definitive proxy statement or this supplement, please contact Saratoga, which is assisting us with its effort to solicit proxies, at the address and toll-free number set forth on the back cover of this supplement.

This supplement is dated March 18, 2021, and is first being mailed to stockholders of the Company commencing on or about March 18, 2021. This supplement should be read in conjunction with Ancora’s definitive proxy statement filed with the SEC on, and first furnished to stockholders on or about, March 10, 2021.

THIS SOLICITATION IS BEING MADE BY ANCORA AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY.

ANCORA URGES YOU TO SIGN, DATE AND RETURN THE WHITE PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES.

IF YOU HAVE ALREADY SENT A BLUE PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN OUR DEFINITIVE PROXY STATEMENT BY SIGNING, DATING, AND RETURNING THE ENCLOSED WHITE PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our WHITE proxy card are available at

www.ABetterBlucora.com

4

SCHEDULE II

The following table is reprinted from the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 11, 2021.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of February 24, 2021, as to: (i) each person who is known by us to own beneficially more than five percent of the outstanding shares of Common Stock; (ii) each of our directors and Director Nominees; (iii) each of our NEOs; and (iv) all current directors and executive officers as a group. Information for beneficial owners who are not officers or directors is based on their most recent filings with the SEC (as described in the footnotes to this table) and has not been independently verified by us. The number of shares outstanding as of the Record Date was 48,256,094 shares. Unless otherwise indicated below, and subject to applicable community property laws, we believe based on the information provided to us, that each beneficial owner has sole voting and investment power with respect to the shares listed below. Unless otherwise indicated, the address of each beneficial owner in the table below is c/o Blucora, Inc. 3200 Olympus Boulevard, Suite 100, Dallas, Texas 75019.

II-1

Principal Stockholders, Directors, Nominees for Director and Named Executive Officers	Number of Shares Owned Directly or Indirectly	Number of Shares That Number of Can Be Acquired Within 60 Day of February 24, 2021		Shares Beneficially Owned (1)
		Options	RSUs	Number		Percent of Class
5% Stockholders
BlackRock, Inc. 55 East 52nd Street, New York, NY 10055	7,416,688	—	—	7,416,688	(2)	15.38%
The Vanguard Group 100 Vanguard Blvd., Malvern, PA 19355	4,818,459	—	—	4,818,459	(3)	9.99%
Dimensional Fund Advisors LP 1130 Sherbrooke St. West, Suite 1005, Montreal, QC H3A 2M8	3,357,721	—	—	3,357,721	(4)	6.96%
Van Berkom & Associates Inc. Building One, 6300 Bee Cave Road, Austin, TX 78746	4,506,042	—	—	4,506,042	(5)	9.38%
Directors
Steven Aldrich	16,476	—	—	16,476		*
Mark A. Ernst	24,000	—	4,504	28,504	(6)	*
E. Carol Hayles	5,423	—	—	5,423		*
John MacIlwaine	9,395	—	—	9,395		*
Tina Perry	—	—	—	—		—
Georganne C. Proctor	10,708	—	—	10,708		*
Karthik Rao	—	—	—	—		—
Jana R. Schreuder	—	—	4,504	4,504		*
Mary S. Zappone	33,864	28,822	—	62,686		*
Named Executive Officers
Ann J. Bruder	31,333	79,156	—	110,489		*
Curtis Campbell	16,839	28,362	—	46,201		*
Mimi Carsley, Former Interim CFO	—	—	30,647	30,647		*
Todd C. Mackay	30,494	63,936	—	94,430		*
Marc Mehlman	2,025	—	—	2,025	(7)	*
Stacy Murray, Former Interim Principal Financial Officer	2,374	—	—	2,374		*
Christopher W. Walters	62,076	97,643	—	159,719		*
John S. Clendening, Former CEO	214,244	—	—	214,244	(8)	*
Davinder S. Athwal, Former CFO	12,060	—	—	12,060	(9)	*
All directors and NEOs as a group (18 persons)	471,311	298,919	39,655	809,885		1.68%

II-2

* Indicates less than 1.0% ownership of our Common Stock.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by such person that are currently exercisable or will become exercisable within 60 days of February 24, 2021, if any, or RSUs held by such person that vest within 60 days of February 24, 2021, if any, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person.
(2)	Based on information contained in a Schedule 13G/A filed with the SEC on January 25, 2021, by BlackRock, Inc. BlackRock, Inc. reported it had sole voting power as to 7,332,948 shares and sole dispositive power as to 7,416,688 shares.
(3)	Based on information contained in a Schedule 13G/A filed with the SEC on February 10, 2021, by The Vanguard Group (“Vanguard”). Vanguard reported it had sole voting power as to 0 shares, shared voting power as to 50,811 shares, sole dispositive power as to 4,729,496 shares and shared dispositive power as to 88,963 shares.
(4)	Based on information contained in a Schedule 13G/A filed with the SEC on February 12, 2021, by Dimensional Fund Advisors LP and its subsidiaries (“Dimensional”). Dimensional is an investment adviser/manager to certain funds and as investment adviser/manager, Dimensional possesses investment and/or voting power of the securities of the funds and may be deemed to be the beneficial owner of the shares held by the funds. Dimensional disclaims beneficial ownership of the shares held by the funds. Dimensional reported it had sole voting power as to 3,258,141 shares and sole dispositive power as to 3,357,721 shares.
(5)	Based on information contained in a Schedule 13G/A filed with the SEC on February 9, 2021, by Van Berkom & Associates Inc. Van Berkom & Associates Inc. reported it had sole voting power as to 4,506,042 shares and sole dispositive power as to 4,506,042 shares.
(6)	Includes 14,000 shares of Common Stock held by Bellevue Capital LLC. Mr. Ernst is the managing partner of Bellevue Capital LLC.
(7)	Includes 2,025 shares of Common Stock held by Mr. Mehlman’s spouse.
(8)	Mr. Clendening did not return a completed questionnaire containing information needed by the Company in order to prepare this Proxy Statement.
(9)	The reported beneficial ownership amounts are based on a questionnaire provided by Mr. Athwal to the Company in February 2021.

II-3

IMPORTANT

Your vote is important, no matter how few shares of Common Stock you own. Ancora urges you to sign, date, and return the enclosed WHITE proxy card today to vote FOR the election of the Nominees and in accordance with Ancora’s recommendations on the other proposals on the agenda for the Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed WHITE proxy card and return it to Ancora, c/o Saratoga in the enclosed postage-paid envelope today.
•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a WHITE voting form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions. As a beneficial owner, you may vote the shares virtually at the Annual Meeting only if you obtain a legal proxy from the broker or bank giving you the rights to vote the shares.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.
•	You may vote your shares virtually at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you submit your WHITE proxy card by mail by the applicable deadline so that your vote will be counted if you later decide not to attend the Annual Meeting.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the Company’s proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our four (4) Nominees only on our WHITE proxy card. So please make certain that the latest dated proxy card you return is the WHITE proxy card.

If you have any questions, require assistance in voting your WHITE proxy card,

or need additional copies of Ancora’s proxy materials,

please contact:

Stockholders call toll-free at (888) 368-0379

Email: info@saratogaproxy.com

WHITE PROXY CARD

BLUCORA, INC.

2021 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF ANCORA CATALYST INSTITUTIONAL, LP
AND THE OTHER PARTICIPANTS IN ITS PROXY SOLICITATION

THE BOARD OF DIRECTORS OF BLUCORA, INC.
IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned appoints Frederick D. DiSanto, James Chadwick, John Ferguson, and each of them, attorneys and agents with full power of substitution to vote all shares of Common Stock of Blucora, Inc. (the “Company”) which the undersigned would be entitled to vote at the 2021 Annual Meeting of Stockholders of the Company scheduled to be held virtually, via live webcast on April 21, 2021 at 3:00 p.m. Central Daylight Time (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Ancora Catalyst Institutional, LP (“Ancora Catalyst Institutional”) a reasonable time before this solicitation, each of whom are deemed participants in this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “FOR” PROPOSAL 2, AND “AGAINST” PROPOSAL 3.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with the solicitation of proxies for the Annual Meeting by Ancora Catalyst Institutional.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

This Proxy Statement and our WHITE proxy card are available at

www.ABetterBlucora.com

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

WHITE PROXY CARD

[X] Please mark vote as in this example

ANCORA CATALYST INSTITUTIONAL STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR ALL NOMINEES” LISTED BELOW IN PROPOSAL 1, MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 2 AND RECOMMENDS A VOTE “AGAINST” PROPOSAL 3.

1.	Ancora Catalyst Institutional’s proposal to elect Frederick D. DiSanto, Cindy Schulze Flynn, Robert D. MacKinlay and Kimberly Smith Spacek to the Board to serve as directors with a term expiring at the 2022 annual meeting of stockholders and until their respective successors are duly elected and qualified.
		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL NOMINEES EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees:	Frederick D. DiSanto Cindy Schulze Flynn Robert D. MacKinlay Kimberly Smith Spacek	☐	☐	☐ ________________ ________________ ________________

Ancora Catalyst Institutional does not expect that any of the Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or for good cause will not serve, the shares of voting stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, Ancora Catalyst Institutional has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, shares of voting stock represented by this proxy card will be voted for such substitute nominee(s).

Ancora Catalyst Institutional intends to use this proxy to vote (i) “FOR” Frederick D. DiSanto, Cindy Schulze Flynn, Robert D. MacKinlay and Kimberly Smith Spacek and (ii) “FOR” the candidates who have been nominated by the Company to serve as directors, other than Steven Aldrich, John MacIlwaine, Georganne C. Proctor and Mary S. Zappone, for whom Ancora Catalyst Institutional is not seeking authority to vote for and will not exercise any such authority. The names, backgrounds and qualifications of the candidates who have been nominated by the Company, and other information about them, can be found in the Company’s proxy statement. There is no assurance that any of the candidates who have been nominated by the Company will serve as directors if our Nominees are elected.

NOTE: If you do not wish for your shares to be voted “FOR” a particular nominee, mark the “FOR ALL NOMINEES EXCEPT NOMINEE(S) WRITTEN BELOW” box and write the name(s) of the nominee(s) you do not support on the line(s) above. Your shares will be voted for the remaining nominee(s).

2.	The Company’s proposal to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021.
☐	FOR	☐	AGAINST	☐	ABSTAIN

WHITE PROXY CARD

3.	The Company’s proposal to vote on a non-binding, advisory resolution to approve the compensation of the Company’s named executive officers.
☐	FOR	☐	AGAINST	☐	ABSTAIN

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.